Borrowings	3 Months Ended
Mar. 31, 2025
Borrowings
Borrowings

9. Borrowings

	March 31,	December 31,
	2025	2024
	€1,000	€1,000
Innovation credit	2,899	2,899
Accrued interest on innovation credit	1,756	1,683

Total borrowings	4,655	4,582
Current portion	4,655	4,582
Total non-current borrowings	—	—

In December 2018, ProQR was awarded an Innovation credit for the sepofarsen program. Amounts were drawn under this facility from 2018 through 2022. The credit of € 3,907,000 was used to conduct the Phase 2/3 clinical study and efforts to obtain regulatory and ethical market approval (New Drug Applications (“NDA”)/ Marketing Authorization Applications (“MAA”)) of sepofarsen for LCA10. In the fourth quarter of 2023, ProQR made a partial repayment of the principal, amounting to € 1,008,000. The remaining amount payable of € 2,899,000 is recognized under current borrowings as at March 31, 2025 and December 31, 2024.

In December 2023, ProQR received a waiver for the remaining balance of the Innovation credit including accrued interest. As a result, the repayment of the total loan of € 4,292,000, including accrued interest, could be waived if conditions are met, subject to annual review. In January 2025, the waiver for the total balance of € 4,582,000, including interest, was again extended until December 31, 2025.

In September 2022, ProQR extinguished its debt with Pontifax and Kreos by repaying all outstanding principal amounts. Pontifax’ and Kreos’ warrants remain in place until their five-year economic life expires in 2025 and 2026. These warrants are accounted for as embedded derivatives and were recognized separately from the host contract as derivative financial liabilities at fair value through profit or loss.